Exhibit 10.2

AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 2, dated as of August 25, 2017 (this “Amendment”), is made to the Registration Rights Agreement attached as Exhibit B to that certain Amended and Restated Stockholders Agreement, dated as of August 2, 2010, by and among Forum Energy Technologies, Inc., a Delaware corporation (“Company”), and the persons listed as “Stockholders” on the signature pages thereto (the “Original Agreement”), as amended by that certain Amendment No. 1 to the Original Agreement, dated as of June 14, 2011 (the “Amended Agreement”). This Amendment is by and among the Company, SCF-V, L.P., a Delaware limited partnership (“SCF-V”), SCF-VI, L.P., a Delaware limited partnership (“SCF-VI”), SCF-VII, L.P., a Delaware limited partnership (“SCF-VII”), SCF 2012A, L.P., a Delaware limited partnership (“SCF 2012A”), SCF 2012B, L.P., a Delaware limited partnership (“SCF 2012B” and together with SCF-V, SCF-VI, SCI-VII and SCF 2012A, the “Demand Holders”), Tinicum, L.P., a Delaware limited partnership (“Tinicum”), and C. Christopher Gaut, in his individual capacity.

RECITALS:

WHEREAS, the Company, the Demand Holders, certain of the other Holders of Registrable Securities that hold in the aggregate at least 50% of the other Registrable Securities then held by such Holders desire to amend the Amended Agreement; and

WHEREAS, pursuant to Section 12 of the Original Agreement, the Original Agreement may be amended by the written consent of the Company, the Demand Holders and such other Holders.

NOW, THEREFORE, the parties hereto, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the respective meaning ascribed to such terms in the Original Agreement.

ARTICLE II

AMENDMENT TO THE AMENDED AGREEMENT

Section 2.1 Amendment to Section 2(d) of the Amended Agreement. Section 2(d) of the Amended Agreement is hereby amended and restated in its entirety as follows:

“Priority on Demand Registrations. If securities to be sold for the account of any Person (including the Company) other than a Requesting Holder are desired to be included in a Demand Registration and if the managing Underwriter(s) shall advise the Requesting Holders that the inclusion of such other securities will materially and adversely affect the price or success of the offering (a “Material Adverse Effect”), then all such securities to be included in such Demand Registration shall be limited to the securities which the managing Underwriter(s) believe can be sold without a Material Adverse Effect and shall be allocated (i) first, to SCF and Tinicum L.P. or its Affiliates (pro rata on the basis of the number of securities requested to be included therein by each holder), (ii) second, to the holders of registration rights pursuant to that certain Registration Rights Agreement (the “Quantum Registration Rights Agreement”), to be entered into by and between the Company and Q-GT (V) Investment Partners, LLC, a Delaware limited liability company (together with its successors and assigns, the “Quantum Holders”), (iii) third, to the Company and (iv) other securities requested to be included in such registration.”

Section 2.2 Amendment to Section 3(b) of the Amended Agreement. Section 3(b) of the Amended Agreement is hereby amended and restated in its entirety as follows:

“Priority on Piggyback Registration. The Company shall use commercially reasonable efforts to cause the managing Underwriter(s) of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 3(a) (“Piggyback Securities”) to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Holder’s Piggyback Securities in such offering unless such Holder accepts the terms of the underwriting agreement between the Company and the managing Underwriter(s) and otherwise complies with the provisions of Section 8 below. If the managing Underwriter(s) of a proposed underwritten offering advise(s) the Company in writing that in their opinion the number of securities requested to be included in such underwritten offering exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Other Holders, the Company shall include in such registration the number which can be so sold in the following order of priority:

(i) if such registration statement is not pursuant to a Demand Request or pursuant to (iii) below then (a) first, to the Company, (b) second, the securities requested to be included therein by Holders of Piggyback Securities and the Quantum Holders (pro rata on the basis of the number of securities requested to be included therein by each holder), and (c) third, other securities requested to be included in such underwritten offering; (ii) if such registration statement is pursuant to a Demand Request, then as provided in Section 2(d); or (iii) if an underwritten offering that is registered pursuant to the Quantum Registration Rights Agreement, then (a) first, to the Quantum Holders as described in the Quantum Registration Rights Agreement, (b) second, the Demand Holders (pro rata on the basis of the number of securities requested to be included therein by each holder), (c) third, any other Holder of Registrable Securities whose securities may be included in such underwritten offering pursuant to the Quantum Registration Rights Agreement Holders (pro rata on the basis of the number of securities requested to be included therein by each holder); and (d) fourth, to the Company.”

ARTICLE III

GENERAL PROVISIONS

Section 3.1 Effectiveness and Ratification. All of the provisions of this Amendment shall be effective as of the date hereof. Except as specifically provided for in this Amendment, the terms of the Amended Agreement remain in full force and effect. In the event of any conflict or inconsistency between the terms of this Amendment and the Amended Agreement, the terms of this Amendment shall prevail and govern.

Section 3.2 Severability. If any provision of this Amendment or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Amendment and the application of that provision to other Persons or circumstances shall not be affected thereby and that provision shall be enforced to the greatest extent permitted by Law. Furthermore, in lieu of each such invalid or unenforceable provision, there shall be added automatically as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provisions as may be possible and be legal, valid and enforceable.

Section 3.3 Amendment; Entire Agreement. Whenever the Agreement is referred to in the Amended Agreement or in any other agreement, documents and instruments, such reference shall be deemed to be to the Amended Agreement as further amended by this Amendment. The Amended Agreement, as further amended by this Amendment, and the exhibits and schedules thereto and the documents, information supplied in writing, and instruments referred to therein, constitute the entire agreement and supersedes all other prior agreements and understandings, both oral and written, among the parties or any of them, with respect to the subject matter hereof and thereof.

Section 3.4 Governing Law. This Amendment is governed by and shall be construed in accordance with the law of the State of Delaware without regard to the principles of conflicts of law thereof.

Section 3.5 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument. Delivery of a copy of this Amendment bearing an original signature by facsimile transmission or by electronic mail shall have the same effect as physical delivery of the paper document bearing the original signature.

IN WITNESS WHEREOF, the parties to this Amendment have caused it to be duly executed as of the date first above written.

FORUM ENERGY TECHNOLOGIES, INC.

By:	/s/ Prady Iyyanki
Prady Iyyanki
President and Chief Executive Officer

SCF-V, L.P.

By:	SCF-V, G.P, Limited Partnership, its general partner

By:	L.E. Simmons & Associates, Incorporated, its general partner

	By:	/s/ Anthony F. DeLuca
Anthony F. DeLuca
Managing Director

SCF-VI, L.P.

By:	SCF-VI, G.P, Limited Partnership, its general partner

By:	L.E. Simmons & Associates, Incorporated, its general partner

	By:	/s/ Anthony F. DeLuca
Anthony F. DeLuca
Managing Director

SCF-VII, L.P.

By:	SCF-VII, G.P, Limited Partnership, its general partner

By:	L.E. Simmons & Associates, Incorporated, its general partner

	By:	/s/ Anthony F. DeLuca
Anthony F. DeLuca
Managing Director

Signature Page to Amendment No. 2 to Registration Rights Agreement

SCF 2012A, L.P.

By:	L.E. Simmons & Associates, Incorporated, its general partner

	By:	/s/ Anthony F. DeLuca
Anthony F. DeLuca
Managing Director

SCF 2012B, L.P.

By:	L.E. Simmons & Associates, Incorporated, its general partner

	By:	/s/ Anthony F. DeLuca
Anthony F. DeLuca
Managing Director

TINICUM, L.P.

By:	Tinicum Lantern III, L.L.C., its general partner

	By:	/s/ Terence M. O’Toole
Terence M. O’Toole
Co-Managing Member

/s/ C. Christopher Gaut
C. CHRISTOPHER GAUT

Signature Page to Amendment No. 2 to Registration Rights Agreement